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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  May 13, 2000
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                Date of Report (Date of earliest event reported)



                             DATAMETRICS CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



     95-3545701                                                  0-8567
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(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)


   25B Hanover Road, Florham Park, NJ                            07932
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(Address of principal executive offices)                      (Zip Code)


                                 (973) 377-3900
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               Registrant's telephone number, including area code


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On May 13, 2000, Stanley Hirschman resigned as a director.

         On July 13, 2000, Philip E. Pearce resigned as a director.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DATAMETRICS CORPORATION


                                         By:   /s/ Daniel P. Ginns
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                                            Daniel P. Ginns
                                            Chairman and Chief Executive Officer









Dated: July 24, 2000